UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2012

MIDWEST GENERATION, LLC
(Exact name of registrant as specified in its charter)

DELAWARE	333-59348	33-0868558
(State or other jurisdiction of	(Commission	(I.R.S. employer
incorporation)	file number)	identification no.)

235 Remington Blvd., Suite A
Bolingbrook, Illinois 60440
(Address of principal executive offices, including zip code)

630-771-7800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Midwest Generation has entered into a multi-year agreement for the transport of coal with the Union Pacific Railroad for a specified minimum amount of tons, effective January 1, 2012. Additional information on Midwest Generation's coal transportation commitments will be provided in Midwest Generation's 2011 Form 10-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MIDWEST GENERATION, LLC
(Registrant)

/s/ Maria Rigatti
Maria Rigatti
Manager and Vice President
Date: January 6, 2012